EXHIBIT 99.11

[Ambac logo]
                                             Ambac Assurance Corporation
Certificate Guaranty Insurance Policy        One State Street Plaza, 15th Floor
                                             New York, New York  10004
                                             Telephone: (212) 668-0340

Insured Obligations:                      Policy Number:  AB1009BE
CWABS Asset-Backed Certificates
  Trust 2006-11,
Asset-Backed Certificates,
  Series 2006-11,
Class 1-AF Certificates
                                          Premium:
                                          As specified in the endorsement
                                          attached hereto and made a part
                                          hereof

Ambac Assurance Corporation (Ambac), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of (a) one (1) Business Day following notification to Ambac of Nonpayment or
(b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable byAmbac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

__________________                  [Ambac Seal]      __________________
President                                             Secretary
Effective Date:  June 29, 2006                        __________________
                                                      Authorized Representative

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                                                              EXECUTED VERSION
                                                              ----------------


               CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance Policy No.                         June 29, 2006
AB1009BE issued to:


The Bank of New York
as Trustee for the Holders of CWABS, Inc.
Asset-Backed Certificates, Series 2006-11
Class 1-AF Certificates.


      For all purposes of this Policy, the following terms shall have the following meanings:

      "Agreement" shall mean, for purposes of the Policy, the Pooling and Servicing Agreement.

      "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York or the cities in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

      "Class 1-AF Available Funds" shall mean, with respect to any Class of Class 1-AF Certificates and any Distribution Date, funds allocated from amounts available pursuant to the Agreement to make distributions on that Class on such Distribution Date, other than any Insured Amounts.

      "Class 1-AF Certificates" shall mean the CWABS Asset-Backed Certificates Trust 2006-11, Asset-Backed Certificates, Series 2006-11, Class 1-AF Certificates, substantially in the form set forth in Exhibits A-1 through A-6 to the Agreement.

      "Class 1-AF Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

      "Class 1-AF Premium" or "Premium" shall mean, with respect to this Policy and any Distribution Date, the amount that accrues at the Premium Percentage on a balance equal to the Certificate Principal Balance of the Class 1-AF Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date). The Class 1-AF Premium shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


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      "Class 1-AF Realized Loss Amount" shall mean the amount equal to the excess of (x) the Certificate Principal Balance of the Class 1-AF Certificates for such Distribution Date (after taking into account all distributions to be made on such Distribution Date) over (y) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 and the amount on deposit in the Pre-Funding Account in respect of Loan Group 1 for such Distribution Date, after taking into account all distributions to be made on such Distribution Date.

      "Deficiency Amount" shall mean (a) for any Class of Class 1-AF Certificates and for any Distribution Date prior to the Final Scheduled Distribution Date, the sum of (1) the excess, if any, of the Current Interest on that Class of Class 1-AF Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, over Class 1-AF Available Funds allocable to that Class for such Distribution Date and (2) the Class 1-AF Realized Loss Amount allocable to that Class, if any, (b) for the Final Scheduled Distribution Date, an amount equal to the sum of (1) the excess, if any, of the Current Interest on each Class of Class 1-AF Certificates net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Relief Act, or similar state or local laws, over the Class 1-AF Available Funds allocable to that Class for such Distribution Date and
(2) the Certificate Principal Balance of the Class 1-AF Certificates on such Final Scheduled Distribution Date (after taking into account all distributions to be made to the Class 1-AF Certificates on such Distribution Date); and (c) for any date on which the acceleration of that Class has been directed or consented to by the Class 1-AF Certificate Insurer, the excess of (i) the amount required to pay the outstanding Certificate Principal Balance of that Class in full, together with accrued and unpaid interest thereon through the date of payment of that Class over (ii) the Class 1-AF Available Funds for that Class and for that Distribution Date.

      "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in July 2006.

      "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

      "Final Scheduled Distribution Date" shall mean the Distribution Date in September 2046, which is the Distribution Date occurring in the month following the month in which the latest maturing Mortgage Loan in the Trust Fund (including any Subsequent Mortgage Loans) matures.

      "First Distribution Date" shall mean July 25, 2006.

      "Holder" shall mean the registered owner or beneficial owner of any Class 1-AF Certificate, but shall not include the Trustee, the Co-Trustee, the Sellers, the Depositor, the Master Servicer or any of their respective affiliates.

      "Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time), dated as of June 29, 2006, by and among the Class 1-AF Certificate Insurer, CWABS, Inc., as Depositor, Countrywide Home


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Loans, Inc., as Sponsor and Seller, Countrywide Home Loans Servicing LP, as
Master Servicer, The Bank of New York, as Trustee, and The Bank of New York Trust Company, N.A., as Co-Trustee.

      "Insured Amounts" shall mean, with respect to any Class of Class 1-AF Certificates and any Distribution Date, the Deficiency Amount for such Class and Distribution Date.

      "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Class 1-AF Certificate Insurer to the Trustee in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

      "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on any of the Class 1-AF Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

      "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, subsequently confirmed in writing, the original of which is sent by registered or certified mail, from the Trustee specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

      "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

      "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of June 1, 2006, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, The Bank of New York, as Trustee, and The Bank of New York Trust Company, N.A., as Co-Trustee, as such agreement may be amended, modified or supplemented from time to time.

      "Preference Amount" shall mean any payment of principal or interest on a Class 1-AF Certificate which has become Due for Payment and which was made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order a court of competent jurisdiction.

      "Premium Percentage" shall mean 0.14% per annum.


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      "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (x) (i) all Insured Payments paid by the Class 1-AF Certificate Insurer, but for which the Class 1-AF Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.04 of the Agreement, plus (ii) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date such Insured Payments were made, and (y)
(i) any other amounts then due and owing to the Class 1-AF Certificate Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 4.04 of the Agreement plus (ii) interest on such amounts at the Late Payment Rate.

      "Trustee" shall mean The Bank of New York or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

      Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Class 1-AF Certificate Insurer.

      Notwithstanding any other provision of the Policy, the Class 1-AF Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Class 1-AF Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Class 1-AF Certificate Insurer shall promptly so advise the Trustee and the Trustee may submit an amended or corrected Notice.

      The Class 1-AF Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Class 1-AF Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or Holder (the "Order"), (ii) a notice by or on behalf of the Trustee or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Class 1-AF Certificate Insurer, duly executed and delivered by the Trustee or Holder, as applicable, irrevocably assigning to the Class 1-AF Certificate Insurer all rights and claims of the Trustee or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee; provided, that if such documents are


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received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Class 1-AF Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Class 1-AF Certificates prior to the time the Class 1-AF Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Class 1-AF Certificate
Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Class 1-AF Certificate Insurer and (b) evidence satisfactory to the Class 1-AF Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

      The Class 1-AF Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Class 1-AF Certificate Insurer under the Policy.

      The Class 1-AF Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Class 1-AF Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

      The Policy does not cover shortfalls, if any, attributable to Prepayment Interest Shortfalls, any shortfalls resulting from the application of the Relief Act or similar state or local law or any Net Rate Carryover allocable to the Class 1-AF Certificates, nor does the Policy guarantee to the Holders of the Class 1-AF Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Trustee or Paying Agent to make any payment required under the Agreement to the Holders of the Class 1-AF Certificates.

      The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

      A premium will be payable on this Policy on each Distribution Date as provided in Section 4.04 of the Agreement, and which shall be an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Certificate Principal Balance of the Class 1-AF Certificates on each Distribution Date (after giving effect to any distributions of principal to be made on such Distribution Date); provided that the initial regular premium of $69,893.06 and an additional premium of $450,000.00 will both be paid on the Closing Date.


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      THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

      To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

      The Policy and the obligations of the Class 1-AF Certificate Insurer thereunder will terminate without any action on the part of the Class 1-AF Certificate Insurer or any other person on the date following the later to occur of (i) the date that is one year and one day following the date on which all amounts required to be paid on the Class 1-AF Certificates have been paid in full and (ii) if any proceeding referenced in the last paragraph which begins on page 4 of this Policy Endorsement has been commenced on or prior to the date specified in clause (i) of this paragraph, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding. Upon termination of this Policy, the Trustee shall deliver the original of the Policy to the Class 1-AF Certificate Insurer.

      No person other than the Trustee shall be entitled to present the Notice.

      No waiver of any rights or powers of the Class 1-AF Certificate Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

      This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

      The Class 1-AF Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Trustee for payment to the Holders of the Class 1-AF Certificates whether or not those funds are properly paid by the Trustee. Payments of Insured Amounts will be made only at the time set forth herein, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Class 1-AF Certificates, unless the acceleration is at the sole option of the Class 1-AF Certificate Insurer.




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      IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers



_______________________________________    ____________________________________
Assistant Secretary                        Managing Director


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                                   EXHIBIT A
                 TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                 --------------------------------------------
                              Policy No. AB1009BE


                        NOTICE OF NONPAYMENT AND DEMAND
             FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                               Date: [           ]


Ambac Assurance Corporation
One State Street Plaza
New York, NY  10004
Attention:  General Counsel

      Reference is made to Certificate Guaranty Insurance Policy No. AB1009BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Pooling and Servicing Agreement, dated as of June 1, 2006, among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans Servicing LP, as Master Servicer, The Bank of New York, as Trustee, and The Bank of New York Trust Company, N.A., as Co-Trustee (the "Agreement), as the case may be, unless the context otherwise requires.

      The Trustee hereby certifies as follows:

            1. The Trustee is the Trustee under the Agreement for the Holders.

            2.    The relevant Distribution Date is [date].

            3. Payment on the Class 1-AF Certificates in respect of the Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

            4. [There is an Insured Amount of $______________ in respect of the Class 1-AF Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.]

                  [There is a Preference Amount of $______________ in respect of the Class 1-AF Certificates, which is due and payable pursuant to the terms of the Agreement.]

            5. The Trustee has not heretofore made a demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.


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            6.    The Trustee hereby requests the payment of the [Insured
                  Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:
                  ______________________________ (Trustee's account number).

            7. The Trustee hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall
                  (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class 1-AF Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Class 1-AF Policy Payments Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                By:    ______________________________________
                                       Trustee


                                Title: ______________________________________
                                       (Officer)




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